UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 13, 2005

AFV SOLUTIONS, INC.

(Exact name of registrant as specified in charter)

NEVADA	333-84568	90-0006843
(State of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

408 S. Daytona
Flagler Beach, Florida	32136
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code: (386) 439-4006

Copies of Communications to:

Stoecklein Law Group

402 West Broadway, Suite 400

San Diego, CA 92101

(619) 595-4882

Fax (619) 595-4883

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principle Officers; Election of Directors; Appointment of Principal Officers

(b) Resignation of Officer

Effective July 13, 2005, Rosemary Williams resigned from her position as President of the Company. Ms. Williams remains as Chairman of the Board, Secretary and Treasurer of the Company.

(c) Appointment of Officer

Jeffrey Groscost

Effective July 13, 2005, concurrent with Ms. Williams resignation, Mr. Jeffrey Groscost was appointed President of the Company.

Mr. Groscost served in the Arizona House of Representatives from 1993 until he was term limited out in 2001. As a legislator he served as majority whip, chairman of the tax writing, House Ways and Means committee, and from 1997 to 2001 Groscost served as the youngest speaker of the house in the United States. While serving as speaker, Groscost presided over the sixth largest agency in the state (legislative operations as a budget unit), and was recognized for making the House of Representatives more accessible for the general public and more user friendly and efficient for its members.

Groscost has been recognized for several areas of expertise as a legislator. Receiving local and national honors and accolades for his work in launching the concept of charter schools, bringing competition to the electric industry through deregulation and for working for cleaner air and energy independence through the use of alternative fuels for transportation. Groscost has lectured extensively, testified before Congress, and received numerous awards in each of these areas.

Since leaving the legislature, Groscost has worked as a consultant with a focus on political, campaign and public relations. He has worked on behalf of Wal-Mart, Banner Health, Target, Vestar, Harkins Theatres, SRP, The Disney Heirs trust, State School Superintendent Tom Horne, State Treasurer David Petersen, United States Sen. John McCain, and many others.

Groscost is active in his community, serving as a member of the board of directors for the Mesa United Way, The Grand Canyon Council of the Boy Scouts of America and the Mesa Southern Little League. He is also chairman of the board for the Navajo Code Talker Memorial Foundation, chairman of the District 18 Republican Party, and serves on the Mesa Community College Commission on Excellence.

Section 8 - Other Events

Item 8.01 Other Events

Press Release

On July 13, 2005, the Registrant issued a press release announcing the appointment of Jeffrey Groscost as President of the Company. A copy of the press release is attached hereto as exhibit 99.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

EXHIBITS

Exhibit Number	Exhibit Title of Description
99	Press Release dated July 13, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AFV SOLUTIONS, INC.

By:/s/Jeffrey Groscost
Jeffrey Groscost, President

Date: July 21, 2005